                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant /_/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /X/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /_/  Soliciting Material Pursuant to ss.240.14a-12

                              Empire Resorts, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     /_/ Fee paid previously with preliminary materials.

                  Check  box if any part of the fee is  offset  as  provided  by
         Exchange  Act Rule  0-11(a)(2)  and  identify  the filing for which the offsetting  fee was paid  previously.  Identify the previous  filing by registration  statement number, or the form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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                              EMPIRE RESORTS, INC.
                     701 N. Green Valley Parkway, Suite 200
                               Henderson, NV 89074

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2006

To the Stockholders of Empire Resorts, Inc.:

         You are cordially  invited to attend the annual meeting (the "Meeting")
of the  stockholders  of Empire  Resorts,  Inc. (the  "Company"),  to be held at
Monticello  Raceway, on May 17, 2006, at 10:00 a.m. local time for the following purposes:

         (1)      to elect two (2) Class III directors to serve on the Company's
                  Board of Directors until the  stockholders'  annual meeting in
                  2009; and

         (2)      to  transact  any such other  business  as may  properly  come before the Meeting or any postponement or adjournment thereof.

         The Board of  Directors  of the Company has fixed March 29, 2006 as the record date (the "Record Date") for the  determination of stockholders  entitled to notice of, and to vote at, the  Meeting or any  postponement  or  adjournment thereof.  Accordingly,  only  stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the
Meeting or any postponement or adjournment thereof.

         You are requested to fill in, date and sign the enclosed proxy card(s), which are being  solicited by the  Company's  Board of  Directors.  Submitting a
proxy will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation  costs. You may revoke your proxy at any time before it is voted at the Meeting.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE
IS IMPORTANT.  TO ENSURE YOUR  REPRESENTATION  AT THE MEETING,  PLEASE COMPLETE,
SIGN AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ John Sharpe                                   /s/ Robert H. Friedman
------------------                                ----------------------
John Sharpe                                       Robert H. Friedman
Chairman of the Board                             Secretary

April 7, 2006

                              EMPIRE RESORTS, INC.
                     701 N. Green Valley Parkway, Suite 200
                               Henderson, NV 89074
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD AT 10:00 A.M. AT MONTICELLO RACEWAY, ROUTE 17B
                   MONTICELLO, NEW YORK 12701 ON MAY 17, 2006

         This Proxy Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Empire Resorts, Inc. (the "Company") for
use at the Annual Meeting of Stockholders of the Company and at all adjournments and  postponements  thereof (the "Meeting").  The Meeting is to be held at 10:00
a.m. local time on May 17, 2006 at Monticello  Raceway,  Route 17B,  Monticello,
New York 12701.  This Proxy Statement,  with the accompanying  Notice of Meeting and form of proxy,  are first  being sent to  stockholders  on or about April 7,
2006.

         A proxy card is  enclosed.  Even if you plan to attend  the  Meeting in person,  you should  date,  sign and return the  enclosed  proxy card as soon as possible  to be sure that your shares  will be voted at the  Meeting.  A postage prepaid envelope has been provided for your  convenience.  Please note that even after  submitting  your proxy  card,  you can revoke it and/or  change your vote prior to the Meeting as described below.

         The cost of  preparing,  assembling,  printing  and mailing  this Proxy
Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting,  will be borne by the  Company.  Some banks and brokers have customers who  beneficially  own Common Stock listed of record in the names of nominees.  The Company  intends to request  banks and brokers to solicit such customers and will reimburse them for their  reasonable  out-of-pocket  expenses for such  solicitations.  If any additional  solicitation  of the holders of the
Company's  outstanding  shares of Common  Stock,  Series B  Preferred  Stock and
Series E Preferred Stock is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly. The solicitation of proxies  by  mail  may be  supplemented  by  telephone,  telegram  and  personal solicitation by officers,  directors and other employees of the Company,  but no additional compensation will be paid to such individuals.

PURPOSE OF THE MEETING

         At the Meeting,  the Company's  stockholders  will be asked to consider and vote upon the following  matters:  (i) a proposal to elect two (2) Class III directors to serve until the stockholders'  annual meeting in 2009 and (ii) such other business as may properly come before the Meeting.

VOTING AND SOLICITATION OF PROXIES

         All  shares of Common  Stock,  Series B  Preferred  Stock and  Series E
Preferred Stock represented at the Meeting by properly executed proxies,  unless received after the vote at the Meeting or previously revoked as described below, will be voted in accordance with the instructions  thereon,  or where a properly signed proxy is returned and no instructions  are given, FOR (1) the election of all Class III  director  nominees.  If any other  matter  should come before the

Meeting, or any nominee is not available for election,  the person(s) named as a proxy will have  authority  to vote all  proxies  not marked to the  contrary in their discretion as they deem advisable. At this time, the Company does not know of any  matters  that may  properly  come  before  the  Meeting  other  than the proposals described in this Proxy.

         Any proxy may be revoked by the person  giving it at any time before it is voted.  A proxy may be revoked by filing  with the  Secretary  of the Company
(Monticello  Raceway,  Route  17B,  Monticello,  New York)  either (i) a written notice of revocation  bearing a date later than the date of such proxy or (ii) a subsequent  proxy  relating to the same shares,  or by attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

SHARES ENTITLED TO VOTE

         The close of  business  on March 29,  2006 has been fixed as the record date (the "Record Date") for determining the stockholders  entitled to notice of and to vote at the Meeting.  As of the Record Date, there were 26,259,981 shares of Common Stock, 44,258 shares of Series B Preferred Stock,  1,730,697 shares of the Company's  Series E Preferred  Stock issued and  outstanding and entitled to vote.

         Each share of Common  Stock  entitles  the holder  thereof to one vote, each  share  of  Series  B  Preferred  Stock  entitles  the  holder  thereof  to eight-tenths  (.8) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty five  hundredths  (.25) of a vote.  Accordingly,  a total of 26,728,062  votes may be cast at the Meeting.  The holders of shares of
Common Stock,  Series B Preferred Stock and Series E Preferred Stock entitled to cast a majority  of all votes  that  could be cast by the  holders of all of the outstanding  shares of  Common  Stock,  Series B  Preferred  Stock and  Series E
Preferred  Stock,  present  in person or  represented  by proxy at the  Meeting, constitute a quorum.

         A broker who holds shares in "street name" will not be entitled to vote without instructions from the beneficial owner of such shares. This inability to vote is referred to as a broker  non-vote.  Stockholder  abstentions  and broker non-votes will be counted for purposes of determining  the existence of a quorum at the Meeting.

VOTE REQUIRED

         If a quorum is  present at the  Meeting,  either in person or by proxy, then a plurality of the votes cast will be sufficient to elect the two Class III director nominees.

NO APPRAISAL RIGHTS

         Under  the  General   Corporation   Law  of  the  State  of   Delaware,
stockholders of the Company do not have appraisal  rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Meeting.

SECURITY  OWNERSHIP  OF CERTAIN  BENEFICIAL  OWNERS AND  MANAGEMENT  AND RELATED
STOCKHOLDER MATTERS

         The  following  table sets forth certain  information  known to us with respect to the beneficial ownership of our common stock as of March 29, 2006, by
(1) all persons who are beneficial owners of 5% or more of our voting securities stock,  (2) each director,  (3) the named  officers in the Summary  Compensation
Table above, and (4) all directors and executive officers as a group.

         The information  regarding beneficial ownership of our common stock has been  presented  in  accordance  with the rules of the  Securities  and Exchange
Commission.  Under these rules, a person may be deemed to  beneficially  own any shares of capital stock as to which such person, directly or indirectly,  has or shares voting power or investment  power,  and to beneficially own any shares of our  capital  stock as to which such  person has the right to acquire  voting or investment  power  within 60 days  through the  exercise of any stock  option or other right.  The  percentage of  beneficial  ownership as to any person as of a particular  date  is  calculated  by  dividing  (a)  (i) the  number  of  shares beneficially  owned by such  person  plus (ii) the  number of shares as to which such person has the right to acquire  voting or investment  power within 60 days by (b) the total number of shares  outstanding as of such date,  plus any shares that such  person  has the right to  acquire  from us within 60 days.  Including those shares in the tables does not,  however,  constitute an admission that the named  stockholder  is a direct or indirect  beneficial  owner of those  shares.
Unless  otherwise  indicated,  each person or entity named in the table has sole voting  power and  investment  power (or shares  that  power with that  person's spouse)  with  respect to all shares of  capital  stock  listed as owned by that person or entity.

                                                                   Series B Preferred
Name and Address of                     Common Stock               Stock Beneficially        Series E Preferred Stock
Beneficial Owner(1)                  Beneficially Owned                   Owned                 Beneficially Owned
------------------------------    --------------------------     ------------------------    --------------------------
                                     Shares     Percentage         Shares    Percentage        Shares      Percentage
                                     ------     ----------         ------    ----------        ------      ----------
Thomas W. Aro                       127,700(2)       *               --          --              --            --

Paul A. deBary                      208,508(3)       *               --          --              --            --

John Sharpe                          97,000(4)       *               --          --              --            --

David P. Hanlon                     933,876(5)      3.43%            --          --              --            --

Joseph E. Bernstein               2,076,143(6)      7.89%            --          --              --            --

Ralph J. Bernstein                2,266,243(7)      8.62%            --          --              --            --

Robert H. Friedman                   25,000(8)       *               --          --              --            --

Frank Catania                        25,000(9)       *               --          --              --            --

Ronald J. Radcliffe                  99,000(10)      *               --          --              --            --

Hilda Manuel                         38,500(11)      *               --          --              --            --

Concord Associates, L.P.          5,188,913(12)    16.50%            --          --              --            --

Directors and Officers as a       5,896,970        21.27%            --          --              --            --
Group

Patricia Cohen                         --           --             44,258       100%             --            --
8306 Tibet Butler Drive
Windmere, FL 34786

Bryanston Group, Inc.                  --           --               --          --          1,551,213        89.6%
2424 Route 52
Hopewell Junction, NY 12533

Stanley Tollman                        --           --               --          --            152,817         8.8%
c/o Bryanston Group, Inc.
2424 Route 52
Hopewell Junction, NY 12533

---------------
* less than 1%

(1)  Unless otherwise indicated, the address of each stockholder,  director, and executive  officer  listed above is Empire  Resorts,  Inc.,  c/o Monticello
     Raceway, Route 17B, P.O. Box 5013, Monticello, New York, 12701.

(2)  Includes  4,200 shares of common stock owned  directly by Thomas W. Aro and options that are currently exercisable into 123,500 shares of common stock.

(3)  Includes  165,913  shares of common  stock owned  directly by Paul  deBary,
     12,595 shares of common stock held in an individual  retirement account for
     Mr. deBary's benefit and options that are currently exercisable into 30,000 shares of common stock.

(4)  Includes  2,000  shares of common  stock owned  directly by John Sharpe and options that are currently exercisable into 95,000 shares of common stock.

(5)  Consists of 86,138  shares of restricted  stock that are currently  vested,
     86,138 shares of restricted stock which vest on May 23, 2006,  options that are currently  exercisable  into 417,050 shares of common stock and options that are exercisable into 344,550 shares of common stock which vest on May,
     23, 2006. Does not include 88,747 shares of restricted  stock which vest on
     May 23, 2007, and options that will be  exercisable  into 354,992 shares of common stock which become exercisable on May 23, 2007.

(6)  Includes  2,031,143  shares of common  stock  owned  directly  by Joseph E.
     Bernstein and options that are currently exercisable into 45,000 shares of common stock.

(7)  Includes  2,221,243  shares  of common  stock  owned  directly  by Ralph J.
     Bernstein and options that are currently  exercisable into 45,000 shares of common stock.

(8)  Consists of options that are  currently  exercisable  into 25,000 shares of common stock.

(9)  Consists of options that are  currently  exercisable  into 25,000 shares of common stock.

(10) Consists of options that are  currently  exercisable  into 49,500 shares of common stock and options  that will be  exercisable  into 49,500  shares of common  stock  on May 23,  2006.  Does not  include  options  that  will be exercisable into 51,000 shares of common stock on May 23, 2007.

(11) Consists of options that are  currently  exercisable  into 38,500 shares of common stock.

(12) Consists of options that are currently exercisable into 5,188,913 shares of common stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Pursuant  to  Proposal  No.  1, the  nominees  listed  below  have been nominated  to serve as Class III  directors  until the 2009  Annual  Meeting  of
Stockholders (subject to their respective earlier removal, death or resignation)
and until their  successors are elected and qualified.  Unless such authority is withheld, proxies will be voted for the election of the persons named below, who are all now  serving  as  directors  and each of whom has been  designated  as a nominee.  If, for any reason not presently known, any person is not available to serve as director,  another person who may be nominated will be voted for in the discretion of the proxies.

        THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF
THE NOMINEES

NOMINEE INFORMATION

         JOSEPH E. BERNSTEIN.  Joseph E. Bernstein,  57, started his career as a corporate  and  international  tax  attorney  at Cahill  Gordon & Reindel and at
Rosenman & Colin.  He opened his own law practice in the early 1980's and became actively involved in developing three million square feet of commercial property in Manhattan,  including The Crown Building at Fifth Avenue and 57th Street, and
Americas  Tower, a 50-story  office  building on Avenue of the Americas and 46th
Street. Mr. Bernstein is a resident of Florida and has retired from the practice of law. He is now actively engaged in developing  tourism  projects  endorsed by the  Ministry of Tourism of Israel and Israel  Land  Authority:  a $150  million
5-star  golf  resort  overlooking  the  Sea  of  Galilee,  and  a  $350  million
Entertainment  City in Eilat.  Since December 1995,  Mr.  Bernstein  served as a director and development partner in predecessor entities acquired by the company in January  2004,  and as a director  of the  Company  since  August  2003.  Mr.
Bernstein currently serves as Co-Trustee of the Catskill Litigation Trust.

        FRANK  CATANIA.  Frank  Catania,  64,  has been a  principal  at Catania
Consulting  Group and a lawyer at Catania & Associates since January 1999. Prior to this,  he was the  assistant  attorney  general and  director of New Jersey's
Division of Gaming  Enforcement,  a position he took in 1994.  Mr. Catania was a managing  partner at the law offices of Catania & Harrington  up until that time and was engaged in all  aspects of civil and  criminal  litigation,  real estate transactions,  and corporate  representation.  He was also elected and served as the  assemblyman  for New Jersey's 35th  Legislative  District from 1990 through
1994. Mr. Catania is currently a member of the  International  Masters of Gaming
Law  association  and was chairman of the  International  Association  of Gaming
Regulators from 1998 to 1999. He has a J.D. from Seton Hall University School of
Law and a B.A. from Rutgers  College.  Mr. Catania became a director in November
2005.

CLASS I DIRECTORS

        JOHN SHARPE. John Sharpe, 63, is our Chairman of the Board of Directors.
Most  recently,  Mr. Sharpe served as President and Chief  Operating  Officer of
Four Seasons  Hotels & Resorts,  from which he retired in 1999 after 23 years of service.  During his tenure at Four  Seasons,  the world's  largest  operator of luxury hotels,  Mr. Sharpe directed  worldwide hotel  operations,  marketing and human  resources,  and helped create Four Seasons'  renowned  reputation for the highest level of service in the worldwide  hospitality  industry.  In 1999,  Mr.
Sharpe was bestowed with the  "Corporate  Hotelier of the World" award by Hotels
Magazine,  Inc.  Mr.  Sharpe also  received  the "Silver  Plate"  award from the
International  Food  Manufacturers  Association,  and the "Gold  Award" from the
Ontario  Hostelry  Institute.   Mr.  Sharpe  graduated  with  a  B.S.  in  hotel
administration  from  Cornell  University  and is  currently  a  trustee  of the
Culinary  Institute  of America,  and a member and former  chair of the Industry
Advisory  Council at the Cornell  Hotel  School.  Mr.  Sharpe also serves on the board of Fairmont  Hotels & Resorts,  Toronto,  Canada.  Mr.  Sharpe  previously served  as  executive-in-residence,  School  of  Hotel  Administration,  Cornell

University; chair, board of governors, Ryerson Polytechnic University,  Toronto,
Canada, and co-chair, American Hotel Foundation, Washington, D.C. Mr. Sharpe has
served as a director  since August 2003 and became  Chairman of the Board in May
2005.

        RALPH J. BERNSTEIN.  Ralph J. Bernstein, 47, is a co-founder and general partner of Americas  Partners,  a real estate  development and investment  firm,
and,  since  1981  has  been  responsible  for  the   acquisition,   renovation,
development  and financing of several  million square feet of commercial  space.
Mr. Bernstein also serves as a director for Air Methods Corporation,  a publicly traded  company  that  provides  air medical  emergency  transport  services and systems  throughout the United States of America.  Mr. Bernstein received a B.A.
in economics  from the  University  of California  at Davis.  Mr.  Bernstein has
served as a director since August 2003.

        PAUL A. DEBARY.  Paul A. deBary, 59, is a managing director at Marquette
deBary Co., Inc., a New York based broker-dealer, where he serves as a financial advisor for state and local government agencies, public and private corporations and non-profit organizations. Prior to assuming his current position, Mr. deBary was  a  managing  director  in  the  Public  Finance  Department  of  Prudential
Securities  from 1994 to 1997.  Mr. deBary was also a partner in the law firm of
Hawkins,  Delafield & Wood in New York from 1975 to 1994. Mr. deBary received an
AB in 1968, and an M.B.A. and J.D. in 1971 from Columbia University.  Mr. deBary is a member of the American Bar Association, the New York State Bar Association,
the Association of the Bar of the City of New York and the National  Association
of Bond  Lawyers.  Mr.  deBary  is also a member  of the  Board of  Managers  of
Teleoptic Digital Imaging,  LLC, and serves as a director of several  non-profit organizations,  including New Neighborhoods,  Inc., AA Alumni Foundation and the
Society of Columbia  Graduates.  Mr. deBary has served as a director since March
2002.

CLASS II DIRECTORS

        DAVID P. HANLON.  David P. Hanlon,  61, is currently our Company's Chief
Executive  Officer  and  President  and a member of the Board of  Directors.  He previously  served as Vice  Chairman of the Board and has been a director  since
2003. Prior to starting his own gaming consulting  business in 2000, in which he advised a number of Indian and  international  gaming  ventures,  Mr. Hanlon was
President  and  Chief  Operating  Officer  of Rio  Suites  Hotel &  Casino  from
1996-1999,  a period in which the Rio Suites  Hotel & Casino  underwent  a major expansion.  From  1994-1995,  Mr. Hanlon served as President and Chief Executive
Officer of International  Game Technology,  the world's leading  manufacturer of microprocessor gaming machines.  From 1988-1993,  Mr. Hanlon served as President and Chief Executive Officer of Merv Griffin's Resorts  International,  and prior to that,  Mr.  Hanlon served as President of Harrah's  Atlantic  City  (Harrah's
Marina  and Trump  Plaza).  Mr.  Hanlon's  education  includes  a B.S.  in Hotel
Administration  from Cornell  University,  an M.S. in Accounting,  an M.B.A.  in
Finance from the Wharton School,  University of  Pennsylvania,  and he completed the Advanced Management Program at the Harvard Business School.

        ROBERT H. FRIEDMAN.  Robert H. Friedman, 52, has served as our Secretary since May 2004.  Mr.  Friedman  has been a partner  with Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, a New York City law firm,  since August 1992. Prior to that  time and since  September  1983 he was  associated  with  Cahill  Gordon &
Reindel,  also a New York City law firm. Mr.  Friedman  specializes in corporate and securities law matters. Mr. Friedman received his B.A. and J.D. degrees from
Rutgers University,  and has been on the faculty of the Practicing Law Institute since August 2000. Mr. Friedman became a director in July 2005.

        Ralph J. Bernstein and Joseph E. Bernstein are brothers.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors met on eighteen occasions during the fiscal year ended  December  31, 2005.  During the time that he served as a director  during
2005,  each of the  directors  attended at least 75% of the meetings held by the
Board of  Directors.  The Board of  Directors  also acted by  unanimous  written consent on one occasion.  There are three  committees of the Board of Directors:
the audit committee, the compensation committee and the corporate governance and nominations committee.

AUDIT COMMITTEE

         The Company has a  separately-designated  standing  audit  committee as defined  in Section  3(a)(58)(A)  of the  Securities  Exchange  Act of 1934,  as
amended (the  "Exchange  Act").  In addition,  the Company's  Board of Directors adopted a written charter for the audit committee,  which is available,  free of charge,  from the Company by writing to Investor  Relations  at Empire  Resorts,
Inc., 701 N. Green Valley  Parkway,  Suite 200,  Henderson,  NV 89074 or calling
(702) 990-3355.

         The members of the audit committee are Paul A. deBary  (chairman of the committee),  John Sharpe, Ralph J. Bernstein and Frank Catania.  Each of Messrs.
deBary,  Sharpe,  Bernstein  and Catania is  independent  from the  Company,  as independence  is defined in Rule  4200(a)(15)  of the listing  standards  of the
National  Association  of  Securities  Dealers  (the  "NASD").  David P.  Hanlon
previously served as a member of the audit committee but resigned  following his appointment  as Chief  Executive  Officer and  President  of the Company and was
replaced  by Ralph J.  Bernstein.  Frank  Catania  was  appointed  ot the  audit committee  when he joined the Board of Directors in November  2005.  The primary purpose of the audit committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities.  The audit committee is responsible for reviewing with both the Company's independent certified  public  accountants  and  management,  the Company's  accounting  and
reporting  principles,   policies  and  practices,  as  well  as  the  Company's
accounting,  financial and operating controls and staff. The audit committee has reviewed and  discussed  the audited  financial  statements  of the Company with management,  has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or  supplemented.  Additionally,  the audit  committee  has received the written  disclosures  and the letter from the independent  accountants required by Independence Standards Board Standard No. 1
(Independence  Standards  Board Standard No. 1,  Independence  Discussions  with audit  committees),  as may be modified or supplemented,  and has discussed with the independent accountant the independent accountant's independence. Based upon such review and  discussion,  the audit  committee  recommended  to the Board of
Directors  that the audited  financial  statements  be included in the Company's
Annual  Report  on Form  10-K  for the last  fiscal  year  for  filing  with the
Securities and Exchange Commission (the "SEC").

         The audit  committee met on fourteen  occasions  during the fiscal year ended  December 31, 2005.  Each of the members of the audit  committee  attended each of the meetings held by the audit committee  during the time he served as a member of the committee.

                                           Paul A. deBary, Chairman
                                           John Sharpe
                                           Ralph J. Bernstein
                                           Frank Catania

COMPENSATION COMMITTEE

         The compensation  committee,  which is comprised of Joseph E. Bernstein
(chairman  of the  committee),  Paul  A.  deBary  and  Ralph  J.  Bernstein,  is
responsible  for  establishing  and reviewing the  appropriate  compensation  of directors and officers of the Company, for reviewing employee compensation plans and for considering and making grants and awards under, and  administering,  the
Company's equity incentive plans.

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE

         The  corporate   governance  and   nominations   committee   recommends
appropriate governance practices,  recommends criteria for service as a director and reviews  candidates to serve as  directors.  The  corporate  governance  and nominations  committee  has  adopted  a  written  charter,  a copy of which  was included as an appendix to the proxy  materials  for the  Company's  2004 annual meeting of stockholders. The members of the corporate governance and nominations committee  are John Sharpe,  Ralph J.  Bernstein,  Robert H.  Friedman and Frank
Catania. Each of Messrs. Sharpe, Bernstein,  Friedman and Catania is independent from the Company,  as  independence  is defined in Rule  4200(a)(15) of the NASD listing  standards.  David  P.  Hanlon  previously  served  as a  member  of the corporate  governance  and  nominations  committee  but resigned  following  his appointment as Chief Executive  Officer and President of the Company.  Robert H.
Friedman  and Frank  Catania  were  appointed to the  corporate  governance  and nominations committee in November 2005.

         The corporate governance and nominations committee develops, recommends and oversees  implementation of corporate governance principles for the Company.
In addition,  it considers  recommendations  for director  nominees  from a wide variety of sources, including members of the Company's board, business contacts, community leaders,  third-party advisory services and members of management. The corporate governance and nominations also considers stockholder  recommendations for director  nominees that are properly  received in accordance with applicable rules and regulations of the SEC.

         The board  believes that all of its  directors  should have the highest personal  integrity and have a record of exceptional  ability and judgment.  The board  also  believes  that  its  directors  should  ideally  reflect  a mix  of experience  and other  qualifications.  There is no firm  requirement of minimum qualifications or skills that candidates must possess.  The corporate governance and nominations  committee  evaluates  director  candidates based on a number of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors,  his or her past  performance.  In making  its  recommendations,  the corporate  governance and nominations  committee  seeks out  outstanding  talent among minority groups and women.

         Stockholders wishing to nominate a candidate for director at the annual stockholders  meeting must give written notice to Empire  Resorts,  Inc., 701 N.
Green  Valley  Parkway,  Suite 200,  Henderson,  NV 89074,  Attention:  Investor
Relations either by personal delivery or by United States mail, postage prepaid.
The  stockholder's  notice  must be  received  by the Company not later than the close of business on the 120th calendar day prior to the date on which notice of
the  prior  year's  annual  meeting  was  first  mailed  to  stockholders.   The
stockholder's  written  notice  shall set forth (a) as to each  person  whom the stockholder  proposes to nominate for election or  reelection  as a director all information  relating  to  such  person  that is  required  to be  disclosed  in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to  Regulation  14A under the Exchange  Act,  including  such person's  written consent to being named in the proxy statement as a nominee and to serving as a director if elected;  and (b) as to the  stockholder  giving the notice and the beneficial  owner, if any, on whose behalf the nomination is made
(i) the name and address of such  stockholder,  as they appear on the  Company's books, and of such beneficial  owner, (ii) the class and number of shares of the
Company which are owned  beneficially and of record by such stockholder and such beneficial owner and (iii) a representation  that the stockholder is a holder of record of shares of the  Company  and intends to appear in person or by proxy at the meeting to propose such business.

         The corporate governance and nominations  committee initially evaluates a  prospective  nominee on the basis of his or her  resume and other  background information  that has been  made  available  to the  committee.  A member of the corporate  governance and nominations  committee will contact for further review those  candidates who the committee  believes are  qualified,  who may fulfill a specific  board need and who would  otherwise  best make a  contribution  to the board.  If, after  further  discussions  with the  candidate,  and other further review and consideration as necessary,  the corporate governance and nominations committee believes that it has identified a qualified candidate,  it will make a recommendation to the board.

         The corporate governance and nominations  committee met on one occasion during the fiscal  year ended  December  31,  2005.  Each of the  members of the corporate  governance and  nominations  committee  attended each of the meetings held by the corporate governance and nominations  committee during the time each director served as a member of the committee.

CODE OF ETHICS

         The Company  adopted a code of ethics that is available on its internet website  (www.empireresorts.com) and will be provided in print without charge to any stockholder who submits a request in writing to Empire Resorts, Inc., 701 N.
Green  Valley  Parkway,  Suite 200,  Henderson,  NV 89074,  Attention:  Investor
Relations.  The code of ethics  applies to each director and officer,  including the Chief  Financial  Officer  and  Chief  Executive  Officer,  and all of other employees of the Company and its subsidiaries.  The code of ethics provides that any  waiver of the code of ethics  may be made  only by the  Company's  Board of
Directors.

PROCEDURES FOR CONTACTING DIRECTORS

         The Board of Directors has  established a process for  stockholders  to send communications to the Board of Directors. Stockholders may communicate with the board  generally  or a specific  director at any time by writing to:  Empire
Resorts,  Inc., 701 N. Green Valley  Parkway,  Suite 200,  Henderson,  NV 89074,
Attention:  Investor Relations.  The Company reviews all messages received,  and forwards  any  message  that  reasonably  appears to be a  communication  from a stockholder  about  a  matter  of  stockholder  interest  that is  intended  for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable to the director to whom they are  addressed,  or if addressed to the
Board of Directors  generally,  to the chairman of the corporate  governance and nominations committee.  Because other appropriate avenues of communication exist for  matters  that are not of  stockholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of stockholder interest are not forwarded to the Board of Directors.

EXECUTIVE OFFICERS

         The executive officers of the Company are:

         David P. Hanlon        Chief Executive Officer and President

         Ronald J. Radcliffe    Chief Financial Officer and Treasurer

         Thomas W. Aro          Chief Operating Officer

         Hilda A. Manuel        Senior  Vice   President  for  Native   American
                                Affairs and Chief Compliance Officer

         Information  with respect to Mr. Hanlon is set forth above under "Class
II Directors" beginning on page 6.

         RONALD J. RADCLIFFE.  Ronald J.  Radcliffe,  62, joined us as our Chief
Financial  Officer in May 2005.  Mr.  Radcliffe was previously  Chief  Financial
Officer,  Treasurer  and Vice  President of the Rio Suites Hotel & Casino in Las
Vegas from  1996-2000,  where he negotiated  the sale of the company to Harrah's
Entertainment, Inc. He was also the lead company representative in the company's
$125 million  secondary  public offering,  negotiating a $300 million  revolving line of credit,  and a public offering of $125 million in subordinated  debt. In
2001, Mr. Radcliffe started a gaming  consultancy  business,  and in 2002 became
Chief  Financial  Officer,  Treasurer,  Vice  President  and  Principal of Siren
Gaming,  LLC, a management company for an Indian casino.  From 1993 to 1995, Mr.
Radcliffe was Chief  Financial  Officer,  Treasurer and Vice President of Mikohn
Gaming  Corporation,  Las  Vegas,  NV.  Prior  to this,  he was  Vice  Chairman,
President,  Chief  Operating  Officer  and Chief  Financial  Officer  for Sahara
Resorts,  Las Vegas,  NV. Mr. Radcliffe is a licensed C.P.A. and received a B.S.
in business administration in 1968 from the University of Nevada.

         THOMAS W. ARO.  Thomas W. Aro, 62, is our Chief  Operating  Officer and
was a member of our Board of Directors  from 1994 through July 2003. Mr. Aro was also our Executive Vice President  since our formation in 1993 through  November
11,  2003 and served as our  Secretary  from 1998  until May 2004.  Mr. Aro also serves as our Chief Operating Officer of our gaming subsidiaries and has over 30 years  experience in the hospitality and gaming  industries.  Mr. Aro received a
B.S. from the University of Arizona and is a licensed C.P.A.

         HILDA A. MANUEL.  Hilda A. Manuel,  54,  joined us in March 2005 as our
Senior Vice President for Native American Affairs and Chief Compliance  Officer.
From February 2003 through  December  2004,  Ms. Manuel served as deputy general counsel  for the Gila  River  Indian  Community,  where she  supervised  general employees and  attorneys  with respect to civil and criminal  matters.  From May
2000 through March 2002, Ms. Manuel served as special counsel to the law firm of
Steptoe & Johnson,  LLP,  where she  oversaw  business  development  with Indian tribes and Indian organizations,  along with supervising the management of cases for Indian  clients.  From October 1994 through April 2000, Ms. Manuel served as the Deputy Commissioner of the BIA for the U.S.  Department of the Interior.  As
Deputy  Commissioner,  Ms. Manuel was responsible for the overall  management of the BIA,  including the  maintenance of  government-to-government  relationships with Indian tribes,  protecting  trust  resources and the trust assets of Indian
tribes,   the  fiscal   administration   and  expenditure  of  $2.8  billion  in
appropriated funds and the supervision of 12 regional offices, 83 tribe-agencies and over 13,000  employees.  From  February  1992 through May 1994,  Ms.  Manuel served as Staff  Director for the Indian  Gaming  Management  Office of the BIA,
where she was responsible for implementing the responsibilities of the Secretary of the  Interior  under the Indian  Gaming  Regulatory  Act of 1988,  along with supervising  acts  related  to the  approval  of Class III  gaming  tribal-state compacts, fee to trust land acquisitions for gaming purposes, revenue allocation
plans,   including  per  capita  distributions  of  gaming  revenues,   and  the
development of policy  guidelines and directives on gaming related issues within the authority of the Secretary of the Interior.  Finally,  from May 1991 through
February 1992, Ms. Manuel served as Division Chief for Tribal Government Affairs for the BIA and from February 1990 through July 1991,  Ms. Manuel was a Judicial
Services Specialist for the BIA.

                                       10

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The  following  table  sets  forth  all   information   concerning  the
compensation  received,  for each of the last three years, for services rendered to us by David P. Hanlon,  our chief executive  officer,  Robert A. Berman,  our former  chief  executive  officer,  and  each  of our  four  other  most  highly compensated  executive  officers  during the year ended  December 31, 2005 whose total compensation in 2005 exceeded $100,000.

                                                                                          Securities
Name and                                                              Other Annual        Underlying          All Other
Principal Position                Year        Salary       Bonus      Compensation          Options         Compensation
-----------------------------    --------    ----------   ---------  ----------------    --------------    ----------------

David P. Hanlon                   2005(2)    $ 298,077         --          (1)            1,054,092        $  343,691
Chief Executive Officer and
President

Robert A. Berman                  2005(3)    $  97,846         --          (1)                --                --
Former Chief Executive            2004         282,000         --          (1)                --                --
Officer
                                  2003         300,000         --          (1)              298,189             --

Ronald J. Radcliffe               2005(4)    $ 163,942    $  25,000        (1)              150,000             --
Chief Financial Officer                                        --
                                                               --
Thomas W. Aro                     2005       $ 183,550    $  12,500        (1)               30,000             --
Chief Operating Officer           2004         229,000         --          (1)               50,000             --
                                  2003         210,000         --          (1)               50,000             --

Hilda Manuel                      2005(5)    $ 115,385    $  7,500         (1)               38,500             --
Sr. VP for Native American
Affairs and Chief
Compliance Officer

-------------

(1)  We concluded that the aggregate  amount of  perquisites  and other personal benefits,  if any,  paid did not exceed the lesser of 10% of the  officer's total  annual  salary and bonus for this fiscal  year or  $50,000;  so that amount is not included in the table.

(2)  Mr.  Hanlon was hired as our Chief  Executive  Officer and President on May
     23, 2005 at an annual base salary of $500,000.

(3)  Mr. Berman resigned as our Chief Executive Officer on May 23, 2005.

(4)  Mr.  Radcliffe was hired as our Chief Financial  Officer on May 23, 2005 at an annual base salary of $275,000.

                                       11

(5)  Ms.  Manuel  was hired as our Senior  Vice  President  for Native  American
     Affairs  and Chief  Compliance  Officer on March 21, 2005 at an annual base salary of $150,000.

OPTION GRANTS TABLE FOR FISCAL 2005

         The following table contains information  concerning the grant of stock options to our executive  officers during the fiscal year. No stock appreciation rights were granted during the year.

                           Number of
                          Securities          Percent of Total
                          Underlying        Options/SARs Granted       Exercise Or
                         Options/SARs      to Employees in Fiscal       Base Price
Name                      Granted (#)               Year                  ($/Sh)           Expiration Date
--------------------  -----------------    ------------------------    -------------    ----------------------

David P. Hanlon            10,000/--                0.6%                 $8.51         January 6, 2010
David P. Hanlon          1,044,092/--               64%                  $3.99         May 22, 2015
Ronald J. Radcliffe       150,000/--                 9%                  $3.99         May 22, 2015
Thomas W. Aro              30,000/--                1.8%                 $6.75         December 15, 2015
Hilda Manuel               30,000/--                1.8%                 $8.26         March 17, 2015
Hilda Manuel               8,500/--                 0.5%                 $6.75         December 15, 2015

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following  table sets forth  information  regarding the exercise of stock options  during the last fiscal year by the named  officers in the Summary
Compensation Table above and the fiscal year-end value of unexercised options.

                              Shares                          Number of Securities           Value Of Unexercised
                             Acquired                        Underlying Unexercised        In-The-Money Options/SARs
                                on             Value         Options/SARs At FY-End            At FY-End ($) (1)
                             Exercise        Realized           (#) Exercisable/           Exercisable/Unexercisable
Name                            (#)             ($)              Unexercisable                  (in thousands)
------------------------    ------------    ------------    -------------------------     ----------------------------

David P. Hanlon                 --              --              420,530/696,062                 $1,187 / $2,374
Robert A. Berman                --              --                 281,689/--                  $1,487 / --------
Ronald J. Radcliffe             --              --               50,000/100,000                   $171 / $341
Hilda Manuel                    --              --               28,500/10,000                 ------- /--------
Thomas W. Aro                   --              --                 123,500/--                   $237 / --------
-------------

(1)  Assumes a fair  market  value for our common  stock of $7.40,  the  closing market  price per share of our common stock as reported by the Nasdaq Small
     Cap Market on December 30, 2005.

EMPLOYMENT AGREEMENTS

         On May 23, 2005, we entered into an employment  agreement with David P.
Hanlon which sets forth terms and provisions  governing Mr. Hanlon's  employment as our Chief  Executive  Officer and President.  This agreement  provides for an initial term of three years at an annual base salary of  $500,000.  In addition,
Mr. Hanlon is entitled to  participate  in any annual bonus plan or equity based

                                       12

incentive  programs  maintained by us for our senior  executives.  In connection with  his  employment,  Mr.  Hanlon  received  an  option  grant  of  a  10-year non-qualified  stock  option to purchase  1,044,092  shares of our common  stock pursuant to the 2005 Equity Incentive Plan, subject to stockholder  approval, at an exercise  price per share of $3.99,  vesting 33% 90 days  following the grant date,  33%  on the  first  anniversary  of  the  grant  and  34%  on the  second anniversary  of the grant,  which  approval was received on August 17, 2005.  We also granted Mr. Hanlon 261,023 restricted  shares,  pursuant to our 2005 Equity
Incentive Plan,  vesting 33% on the grant date, 33% on the first  anniversary of grant,  and 34% on the second  anniversary  of the  grant.  We agreed to provide certain  benefits to Mr.  Hanlon,  including  maintaining a term life  insurance policy on the life of Mr. Hanlon in the amount of $2,000,000  and  reimbursement for relocation expenses and expenses for temporary housing. In the event that we terminate  Mr.  Hanlon's  employment  with  Cause (as  defined  in Mr.  Hanlon's employment  agreement) or Mr. Hanlon resigns  without Good Reason (as defined in
Mr. Hanlon's  employment  agreement),  our obligations are limited  generally to paying Mr.  Hanlon his base salary  through the  termination  date. In the event that we terminate Mr.  Hanlon's  employment  without Cause or Mr. Hanlon resigns with Good Reason,  we are  generally  obligated to continue to pay Mr.  Hanlon's compensation for the remainder of the term of Mr. Hanlon's employment  agreement and accelerate  the vesting of the options and restricted  shares granted at the commencement of this agreement.  If Mr. Hanlon  terminates his employment within one year following a Change of Control (as such term is defined in Mr.  Hanlon's employment agreement), we shall pay such cash compensation in a lump sum.

         On May 23, 2005, we entered into an employment agreement with Ronald J.
Radcliffe  which sets  forth  terms and  provisions  governing  Mr.  Radcliffe's employment  as our Chief  Financial  Officer.  This  agreement  provides  for an initial term of three years at an annual base salary of  $275,000.  In addition,
Mr.  Radcliffe  is entitled to  participate  in any annual  bonus plan or equity based  incentive  programs  maintained  by us  for  our  senior  executives.  In connection  with his  employment,  Mr.  Radcliffe  received an option grant of a
10-year  non-qualified  stock  option to purchase  150,000  shares of our common stock  pursuant  to our 2005  Equity  Incentive  Plan,  subject  to  stockholder approval, at an exercise price per share of $3.99, vesting 33% 90 days following the grant date, 33% on the first  anniversary of the grant and 34% on the second anniversary of the grant, which approval was obtained on August 17, 2005. In the event that we terminate Mr. Radcliffe's employment with Cause (as defined in the
Mr.  Radcliffe's  employment  agreement) or Mr.  Radcliffe  resigns without Good
Reason (as defined in the Mr. Radcliffe's employment agreement), our obligations are  limited  generally  to paying Mr.  Radcliffe  his base  salary  through the termination  date.  In the event that we terminate  Mr.  Radcliffe's  employment without  Cause or Mr.  Radcliffe  resigns  with Good  Reason,  we are  generally obligated to continue to pay Mr.  Radcliffe's  compensation  for a period of six months following such termination.

REPORT BY THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

         The  compensation  committee  determines  the cash and other  incentive compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  The compensation committee consists of Joseph E. Bernstein (chairman of the  committee),  Paul A. deBary and Ralph J.  Bernstein.  David A.  Matheson
previously   served  as  chairman  of  the  compensation   committee  until  his
resignation  from the Board of Directors in October 2005. Ralph J. Bernstein was
appointed to the  compensation  committee in November 2005.  During fiscal 2005, there were five meetings of the compensation  committee.  Each of the members of
the  compensation   committee   attended  each  of  the  meetings  held  by  the
compensation  committee  during the time such director served as a member of the committee.

                                       13

COMPENSATION PHILOSOPHY

         The compensation  committee's executive  compensation  philosophy is to base management's pay, in part, on the achievement of the Company's  performance goals, to provide  competitive  levels of compensation,  to recognize and reward individual  initiative,  achievement  and length of service to the  Company,  to assist the Company to retain and attract the best qualified  management,  and to enhance long term  stockholder  value.  In  retaining  and  attracting  the best qualified management  personnel,  the Company targets offering  compensation and benefits that place it near the top quartile of its industry.

         The compensation  committee  strongly  believes that the caliber of the management  personnel makes a significant  difference in the Company's long term success  and it is the  philosophy  of the  compensation  committee  to  provide officers with the opportunity to realize potentially significant financial gains through  the grants of stock  options  and  issuance of  restricted  stock.  The compensation  committee also believes that the potential for equity ownership by management is beneficial in aligning  management and  stockholders'  interest in the enhancement of stockholder value.

         Section  162(m) of the Internal  Revenue Code of 1986,  as amended (the
"Code"),  prohibits  a publicly  held  corporation,  such as the  Company,  from claiming a deduction on its federal income tax return for compensation in excess of $1 million  paid for a given fiscal year to the chief  executive  officer (or person acting in that  capacity) at the close of the  corporation's  fiscal year and the four most highly compensated officers of the corporation, other than the chief executive  officer,  at the end of the  corporation's  fiscal year. The $1 million compensation  deduction limitation does not apply to  "performance-based
compensation".   The  Company  believes  that,  with  certain  exceptions,   any
compensation  received by executive  officers in connection with the exercise of options  granted  under the 1993,  1998 or 2004 stock option plans  qualifies as
"performance-based compensation." The policy of the compensation committee is to the extent reasonable to qualify the Company's executive officers'  compensation for deductibility  under Section 162(m) and other applicable tax laws.  However, the compensation  committee believes that providing an appropriate level of cash compensation  and maintaining  flexibility in determining  compensation are also important  issues which must be balanced  with  preserving a tax  deduction  for amounts in excess of $1,000,000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         David  H.  Hanlon's   salary  was  $298,077  in  2005.   Mr.   Hanlon's
compensation  as contemplated  under his employment  agreement was determined by the compensation  committee based on the factors described in the "Salaries" and
"Annual Bonuses" paragraphs below.

SALARIES

         Base  salaries for the  Company's  executive  officers  are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other companies (base salaries are targeted to be competitive  with the top quartile of the industry).  The Company believes that it is necessary to position executive  officers' base salaries at or above these levels in order to
attract,   retain  and  motivate  its  executive  officers.  In  addition,   the
compensation  committee  considers the  recommendations  of the Company's  Chief
Executive  Officer and Chief Financial  Officer.  Annual salary  adjustments are determined by (i) considering various factors, tangible and intangible, achieved by the Company; (ii) the overall performance of the executive;  (iii) the length
of  the   executive's   service  to  the   Company;   and  (iv)  any   increased
responsibilities  assumed by the executive.  There are no restrictions on salary adjustments of the Company.  The Company has employment  agreements with certain of its  executive  officers,  which sets the base  salaries  and other terms and

                                       14

conditions of employment for such  individuals.  The base salaries of certain of the Company's  senior  management  increased  from 2004 to 2005 due to increased responsibilities for those individuals.

ANNUAL BONUSES

         The compensation  committee  evaluates the performance of the Company's executives on an annual  basis.  Bonuses may be based upon the level of personal achievement by individual participants and the Company's performance, including, but not limited to, (i) the Company's  actual stock price  performance and stock price  performance  relative to its  competitors  and (ii) the Company's  actual performance as compared to the Company's  projected  performance goals. In 2005,
Ronald J. Radcliffe  Thomas W. Aro and Hilda Manuel received bonuses of $25,000,
$12,500 and $7,500, respectively.

COMPENSATION COMMITTEE

         This report by the compensation  committee on executive compensation is submitted by the members of the compensation committee:

                           Joseph E. Bernstein, Chairman
                           Paul A. deBary
                           Ralph J. Bernstein

COMPENSATION COMMITTEE INTERLOCKS

         There  were no  transactions  between  any  member of the  compensation committee  and the Company  during the fiscal year ended  December 31, 2005.  No member of the  compensation  committee was an officer or employee of the Company or any subsidiary of the Company during fiscal 2005.

COMPENSATION OF DIRECTORS

         CASH COMPENSATION

         During  2005,  each  non-employee  member  of the  Company's  Board  of
Directors receives $20,000 per year and $1,000 per meeting.  Directors that also serve on committees of the Board of Directors,  other than the audit  committee, receive an additional $1,000 per committee meeting, other than employee members, with the  chairperson  receiving  $2,500 per meeting.  With respect to the audit committee, its chairperson receives an additional annual payment of $10,000, and each audit  committee  member  (including the  chairperson)  receives $2,500 per audit committee meeting.

         STOCK COMPENSATION

         Each non-employee  member of the Company's Board of Directors  receives an annual grant of 10,000 stock options at the common  stock's then current fair market value, and since August 2003 each newly elected or appointed non-employee director received a one time grant of 15,000 stock options at the common stock's then current fair market value.  All stock options granted to the members of the
Company's Board of Directors vest  immediately.  In addition,  in recognition of special and  extraordinary  services provided by David P. Hanlon and John Sharpe to the Company, on November 11, 2004, the compensation committee granted to each of Messrs.  Sharpe and Hanlon options to purchase 50,000 shares of common stock, having a term of three (3) years and an exercise price of $8.11. Messrs.  Hanlon and Sharpe  abstained  from all votes of the Board of  Directors  related to the granting of these stock options.

                                       15

         CHAIRMAN COMPENSATION

         On May  23,  2005,  the  Company's  Board  of  Directors  ratified  the compensation  committee's  approval of  compensation of $50,000 per year for the position of non-executive Chairman of the Board and a grant of 50,000 options to purchase shares of the Company's common stock vesting immediately with a term of
10 years at the initiation of service for any new non-executive  Chairman of the
Board. John Sharpe, who became the Company's Chairman of the Board on such date, abstained from all votes of the Board of Directors  related to the establishment of this compensation.

         RECENT DEVELOPMENTS

         On March 8,  2006,  the Board of  Directors  approved  compensation  of
$25,000 per year and an annual grant of 5,000 options to purchase  shares of the
Company's common stock for the chairman of the audit committee.  Paul A. deBary, the chairman of the audit  committee,  abstained  from all votes of the Board of
Directors related to the establishment of this  compensation.  On March 8, 2006, the Board of Directors also approved compensation of $1,000 per meeting attended in person and $500 per meeting attended telephonically by the members of each of the  audit  committee,  compensation  committee  and  corporate  governance  and nominations committee as full compensation for service on such committees (other than with respect to the chairman of the audit committee).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the  Securities  Exchange  Act of 1934,  as  amended, requires our executive officers and directors,  and persons who beneficially own more than ten percent of our common stock,  to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.
Executive officers, directors and greater than ten percent beneficial owners are required by Securities  and Exchange  Commission  regulations to furnish us with copies of all Section  16(a) forms they file.  Based upon a review of the copies of such forms  furnished to us and written  representations  from our  executive officers and directors,  we believe that during the year ended December 31, 2005 there were no  delinquent  filers except as follows:  David J. Matheson  filed a
late  Form  4  for  a  transaction   that  occurred  on  January  7,  2005  (one
transaction);  David P.  Hanlon  filed a late  Form 4 for one  transaction  that occurred on January 7, 2005 (one  transaction);  Ralph J. Bernstein filed a late
Form 4 for a  transaction  that  occurred on January 7, 2005 (one  transaction);
Joseph E.  Bernstein  filed a late Form 4 for a  transaction  that  occurred  on
January 7, 2005 (one  transaction);  Robert A. Berman  filed a late Form 4 for a transaction  that  occurred on March 7, 2005 (two  transactions);  Hilda  Manuel filed a Form 5 on February 9, 2006 on which she  reported an option grant to her on December 16, 2005 that was not timely reported on a Form 4 (one transaction);
and Thomas W. Aro filed a Form 5 on  February  13,  2006 in which he reported an option grant to him on December 16, 2005 that was not timely  reported on a Form
4 (one transaction). Paul A. deBary and John Sharpe each failed to file a Form 5 transactions that occurred on January 7, 2005 (one transaction each).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We, Catskill  Development,  L.L.C.,  the Cayuga Nation of New York, the
Cayuga Catskill Gaming Authority,  Robert A. Berman,  our former chief executive officer, a former member of our board of directors and our former chairman,  and
Morad Tahbaz, Catskill Development,  L.L.C.'s president and our former president and a member of Catskill  Development  L.L.C.'s  board of directors and a former member of our board of directors, are parties to a letter agreement, dated as of
April 3,  2003,  as  amended,  pursuant  to which we agreed  to fund the  Cayuga
Catskill  Gaming  Authority's  purchase of those 29 acres of land subject to the
Land Purchase  Agreement between  Monticello  Raceway  Management,  Inc. and the
Cayuga  Nation of New York and the  development  costs of  building  a Class III

                                       16

gaming  enterprise  on such land.  Under the letter  agreement,  we awarded  the
Cayuga Nation of New York 300,000 shares of restricted common stock,  100,000 of which vested on April 11, 2003, 100,000 of which vested on October 11, 2003, and
100,000 of which vested on April 11, 2004. This letter  agreement was terminated pursuant to a letter agreement  entered into by and among, us, the Cayuga Nation of New York,  the  Cayuga  Catskill  Gaming  Authority  and  Monticello  Raceway
Management, Inc. dated December 19, 2005.

         Robert H. Friedman, one of our directors,  is a partner in the law firm of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP.  Olshan  Grundman  Frome
Rosenzweig  &  Wolosky  LLP  provided  legal  services  to the  Company  and its subsidiaries in 2005. In 2005, the Company paid Olshan Grundman Frome Rosenzweig
& Wolosky LLP fees for legal  services that  represented  less than 5% of Olshan
Grundman  Frome  Rosenzweig & Wolosky LLP's gross revenues for 2005. The Company expects that Olshan  Grundman  Frome  Rosenzweig & Wolosky LLP will  continue to provide legal services to the Company and its subsidiaries in 2006.

STOCK PERFORMANCE GRAPH

[OBJECT OMITTED]

                                       17

               COMPANY/INDEX                  12/29/00     12/31/01    12/31/02    12/31/03    12/31/04     12/30/05
-----------------------------------------     --------     --------    --------    --------    --------     --------
Empire Resorts, Inc......................        100         154.29       25.94      103.03      127.43        84.57
Resorts and Casinos......................        100         106.09      111.51      146.38      248.30       242.57
NASDAQ Market Index......................        100          79.71       55.60       83.60       90.63        92.62

---------------------------------------------------------------------------------------------------------------------
         Assumes  $100  invested on December  29, 2000 in the  Company's  common stock, the NASDAQ Market Index and the Peer Group.

         The  calculations  in the  table  were made on a  dividends  reinvested basis.

         There can be no assurance that the Company's  common stock  performance will continue with the same or similar trends depicted in the above graph.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected  Friedman LLP  ("Friedman")  as the
Company's independent auditors for the fiscal year ending December 31, 2006.

         The audit  committee  reviews  and  approves  the  audit and  non-audit services to be provided by the Company's  independent  auditors during the year, considers  the  effect  that  performing  those  services  might  have on  audit independence and approves  management's  engagement of the Company's independent auditors to perform those services.  The audit  committee  reserves the right to appoint a  different  independent  auditors  at any time  during the year if the
Board of Directors and the audit committee  believe that a change is in the best interest of the Company and its stockholders.

         Friedman was originally engaged as the Company's  independent  auditors in February 2002.  Friedman has audited the Company's  financial  statements for the  fiscal  years  ended  December  31,  2001  through  December  31,  2005.  A representative  of Friedman will be present at the Annual Meeting,  will have an opportunity  to make a  statement  if he or she  desires  to do so,  and will be available to respond to questions.

FEES BILLED TO COMPANY BY FRIEDMAN DURING FISCAL 2004 AND 2005

AUDIT FEES

         The aggregate fees billed by Friedman for professional fees rendered in connection with the audit of the Company's annual  financial  statements and its review of the Company's financial statements included in the Company's quarterly reports on Forms 10-Q and  10-QSB,  including  services  related  thereto,  were approximately  $418,194  for  the  fiscal  year  ended  December  31,  2005  and approximately $248,100 for the fiscal year ended December 31, 2004.

AUDIT-RELATED FEES

         The  aggregate  fees  billed by  Friedman  for  assurance  and  related services that are reasonably  related to the  performance of the audit or review of the  Company's  financial  statements  and are not reported as "Audit  Fees,"
including   services  rendered  in  connection  with  capital  raising  efforts, preparation of registration  statements and  consultations  regarding  financial accounting  and reporting  matters not classified as audit,  were  approximately
$83,486 for the fiscal year ended December 31, 2005 and  approximately  $159,051 for the fiscal year ended December 31, 2004.

                                       18

TAX FEES

         The  aggregate  fees  billed  by  Friedman  for  professional  services rendered  for tax  compliance,  tax advice and tax planning  were  approximately
$77,068 for the fiscal year ended  December 31, 2005 and  approximately  $43,013 for the fiscal year ended  December 31, 2004.  The services  comprising the fees reported as "Tax Fees" include tax return preparation in various  jurisdictions, consultation regarding various tax issues, and support provided to management in connection with income and other tax audits.

ALL OTHER FEES

         Other than the fees described above, there were no other fees billed by
Friedman for  products and services  rendered to the Company for the fiscal year ended  December  31,  2005 and  approximately  $20,153 for the fiscal year ended
December 31, 2004.

PRE-APPROVAL POLICIES AND PROCEDURES

         All audit and  non-audit  services  to be  performed  by the  Company's independent  accountant  must be  approved  in advance  by the audit  committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the audit committee pursuant to authority delegated by the audit committee,  provided each such  approved  service  is  reported  to the full audit  committee  at its next meeting.

         All of the  engagements  and fees for the  Company's  fiscal year ended
December 31, 2005 were approved by the audit  committee.  In connection with the audit of the Company's financial  statements for the fiscal years ended December
31,  2005 and  December  31,  2004,  Friedman  only  used  full-time,  permanent employees.

         The audit  committee of the Board of Directors  considered  whether the provision of non-audit  services by Friedman was compatible  with its ability to maintain  independence  from an audit  standpoint and concluded that  Friedman's independence was not compromised.

                                       19

                              STOCKHOLDER PROPOSALS

         We expect that the Company's 2007 annual meeting of  stockholders  will be held on or about May 16, 2007.  The SEC has adopted  regulations  that govern the inclusion of stockholder  proposals in the Company's annual proxy materials.
For a  stockholder  proposal  to be  included  in the  proxy  statement  for the
Company's  2006  annual  meeting of  stockholders,  as  applicable,  including a proposal for the election of a director, the proposal must have been received by the company at its  principal  offices no later than  December  6, 2007.  If the
Company is not notified of a stockholder proposal by February 19, 2007, then its
Board of Directors will have discretionary  authority to vote on the stockholder proposal,  even though the  stockholder  proposal is not  discussed in the proxy statement.  In  order  to  curtail  any  controversy  as to the  date on which a stockholder  proposal  was  received  by  the  company,  it  is  suggested  that stockholder  proposals be submitted by certified mail, return receipt requested, and be addressed to Empire  Resorts,  Inc., 701 N. Green Valley  Parkway,  Suite
200, Henderson, NV 89074, Attention: Investor Relations.

                                  OTHER MATTERS

         As of the date of this proxy statement/prospectus,  the Company's Board
of  Directors   does  not  know  of  any  matter  that  will  be  presented  for
consideration   at  the  meeting   other  than  as   described   in  this  proxy
statement/prospectus.

                                                     Robert H. Friedman
                                                     Secretary
April 7, 2006

                                       20